UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

☑	Filed by the Registrant
☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

RONCO CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

EXPLANATORY NOTE:

The Registrant's Definitive Additional Proxy Materials filed with the Securities and Exchange Commission on February 9, 2007 incorrectly referenced the postponed date of the Registrant's Annual Meeting of Shareholders as March 1, 2007. The actual date of the Annual Meeting is Friday, February 23, 2007. The Definitive Additional Proxy Materials are hereby amended to correct such typographical error. The typographical error does not appear in printed versions of the Definitive Additional Proxy Materials.

RONCO CORPORATION
61 Moreland Road
Simi Valley, California 93065

NOTICE OF POSTPONEMENT OF
ANNUAL MEETING OF SHAREHOLDERS
TO
FEBRUARY 23, 2007

The Company hereby gives notice that its annual meeting of shareholders (the "Annual Meeting") has been postponed from February 13, 2007 at 10:00 a.m., Pacific Time. The Annual Meeting will now be held on February 23, 2007 at 10:00 a.m. Pacific Time at the Ronco's corporate headquarters located at 61 Moreland Road, Simi Valley, California 93065.

The record date for the Annual Meeting remains the close of business on January 5, 2007 and the purposes for which the Annual Meeting is being held remain the same as those listed in the Company's Notice of Annual Meeting dated January 22, 2007 (the "Meeting Notice"), namely the election of directors for the coming year, and the adoption of the Company's 2007 Stock Incentive Plan. Shareholders who wish to obtain another copy of the Meeting Notice and the Company's proxy statement, dated January 22, 2007 (the "Proxy Statement"), may contact the Company at (805) 433-1030.

On March 1, 2007, the Company filed an amendment to its Annual Report on Form 10-K for our fiscal year ended June 30, 2006, and an amended Quarterly Report on Form 10-Q for the three-month period ended September 30, 2006, to correct certain accounting errors contained in the original reports. Our Board of Directors, acting through its Executive Committee, has postponed the Annual Meeting in order to provide our shareholders with sufficient time to review the amendment to our Annual Report on Form 10-K/A, a copy of which is enclosed herewith.

You are cordially invited to attend the postponed meeting in person. Whether or not you expect to attend the postponed meeting in person, you are urged to sign and date the proxy, if you have not done so already, which was enclosed with the Proxy Statement sent to you on or around January 22, 2007 and return it promptly in the envelope provided for that purpose. If you have already signed and returned the proxy, you do not need to do anything further. If you wish to change the proxy, we have enclosed an additional proxy card for our convenience.

A proxy may be revoked at any time before it is voted at the meeting by filing with the Secretary of the Company notice to such effect or a duly executed proxy bearing a later date. If no instructions are indicated, the proxies will be voted in accordance with our Board of Directors’ recommendations set forth in the Proxy Statement. The persons named as proxies intend to vote in accordance with their discretion on any matter which may properly come before the Annual Meeting or any adjournment thereof. Shareholders who are present at the Annual Meeting may revoke their proxies and vote in person if they so desire.

Dated: February 9, 2007
/s/ Paul Kabashima
Paul Kabashima,
Chief Executive Officer

RONCO CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of RONCO CORPORATION, a Delaware corporation (the “Company”), hereby nominates, constitutes and appoints Thomas J. Lykos, Jr. and John S. Reiland, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of stockholders of the Company, to be held on February 13, 2007, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

The Board of Directors recommends a FOR vote on all proposals listed below.

Proposal 1.    To elect the following four nominees as directors:

Thomas J. Lykos, Jr.
Harold D. Kahn
John S. Reiland
Paul Kabashima

_____ FOR NOMINEES LISTED (except as marked to the contrary below)
_____ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.    To adopt the Ronco Corporation 2007 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated February 22, 2007, relating to the Annual Meeting.

Dated:___________________________, 2007

Signature:_____________________________

Signature:_____________________________
Signature(s) of Stockholder(s)
(See Instructions Below)

The signature(s) hereon should correspond exactly with the name(s) of the stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

☐ Please indicate by checking this box if you anticipate attending the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE